SUPPLEMENT DATED MAY 8, 2009 TO THE PROSPECTUS OF
MORGAN STANLEY MORTGAGE SECURITIES TRUST
Dated February 27, 2009

The following is hereby added as the seventh paragraph of the section of the Fund's Prospectus entitled "The Fund—Principal Investment Strategies":

The Fund may invest in asset-backed securities that are rated AAA by Standard & Poor's Rating Group, a division of The McGraw Hill Companies, Inc., Moody's Investors Service, Inc. or an equivalent rating from any other nationally recognized statistical rating organization. Asset-backed securities represent an interest in a pool of assets such as, but not limited to, automobile loans, credit card receivables, student loans or home equity (prime and sub-prime) loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

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The following is hereby added as the ninth paragraph of the section of the Fund's Prospectus entitled "The Fund—Principal Risks":

Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Additionally, an unexpectedly high rate of defaults on the underlying obligations may adversely affect the value of asset-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of pools that include subprime home equity loans, but is present with respect to any type of consumer related debt. There is also liquidity risk as there may be a limited secondary market for certain of the asset-backed securities in which the Fund may invest.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

FDLSPT

SUPPLEMENT DATED MAY 8, 2009 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY MORTGAGE SECURITIES TRUST
Dated February 27, 2009

The following is hereby added as the ninth and tenth paragraphs of the section of the Statement of Additional Information entitled "II. Description of the Fund and Its Investments and Risks—B. Investment Strategies and Risks":

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop mortgage-backed securities. These techniques are also applied to a broad range of other assets. Various types of assets, but not limited to, automobile loans, credit card receivables, student loans or home equity (prime and sub-prime) loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Fund may invest in any type of asset-backed security.

Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Additionally, an unexpectedly high rate of defaults on the underlying obligations may adversely affect the value of asset-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of pools that include subprime home equity loans, but is present with respect to any type of consumer related debt. There is also liquidity risk as there may be a limited secondary market for certain of the asset-backed securities in which the Fund may invest.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.